UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                 THE STEPHAN CO.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 THE STEPHAN CO.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                          To Be Held September 29, 2005

To our Stockholders:

            You are cordially invited to attend our 2005 Annual Meeting of the Stockholders (the "Meeting") of The Stephan Co. (the "Company") which will be held on September 29, 2005, at 10:00 A.M., local time, at the Courtyard Marriott Hotel, 2440 W. Cypress Creek Rd., Ft. Lauderdale, FL 33309, for the following purposes:

          1. To elect the one (1) Class I, four (4) Class II and two (2) Class III members of the Company's Board of Directors; and

          2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

          The Company's Board of Directors has fixed the close of business on August 25, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                        By Order of the Board of Directors


                                /s/ Curtis Carlson
                                ------------------

                                 Curtis Carlson
                                    Secretary

     September 2, 2005


      TO ENSURE A QUORUM AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT
                                       of
                                 THE STEPHAN CO.


              Annual Meeting of Stockholders
              To Be Held on September 29, 2005


                               GENERAL INFORMATION


      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Stephan Co. (the "Company"), a Florida corporation, for use at its Annual Meeting of Stockholders to be held on September 29, 2005 and at any adjournment(s) thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting is to be held at the Courtyard Marriott Hotel, 2440 W. Cypress Creek Rd., Ft. Lauderdale, FL 33309 at 10:00 A.M., local time.

     The principal executive offices of the Company are located at 1850 West McNab Road, Fort Lauderdale, Florida 33309 (telephone no. 954-971-0600). The enclosed proxy card and this proxy statement are being first sent to stockholders of the Company on or about September 9, 2005. You should review this information in conjunction with our Annual Report to shareholders which accompanies this proxy statement.

Quorum; Required Votes; Solicitation and Revocation.

     Proxies in the form enclosed are being solicited by, and on behalf of, the Company's Board of Directors. The persons named in the accompanying proxy have been designated as proxies by the Board of Directors. If a quorum, consisting of the presence (in person or by proxy) of holders of a majority of the outstanding shares of common stock, $.01 par value, of the Company (the "Common Stock"), exists at the Meeting, (i) the one Class I director, the four Class II directors and the two Class III directors shall be elected by the plurality vote of the shares of Common Stock cast at the Meeting; and (ii) approval of any other matters that may properly come before the Meeting shall, subject to applicable Florida law, be approved if the number of votes cast in favor of the matter at the Meeting exceeds the number of votes cast opposing such matter at the Meeting. With regard to the election of the Class I, the Class II directors and Class III directors, votes may be cast in favor of, or withheld from, any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from, and will have no effect on the outcome of, the vote.

      If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

      Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified thereon or, if no specification is so made, will be voted "FOR" the election of the one Class I, four Class II and two Class III nominees for director named herein. Proxies solicited by the Board of Directors will be voted for the election of the one Class I, four Class II and two Class III nominees named herein, each to serve until the expiration of his term, or until his successor has been duly elected and qualified. Abstentions and Broker Shares that are voted on any matter will be included in determining the existence of a quorum. Neither abstentions nor non-voted Broker Shares will have any effect on the election of nominees for director.

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each proposal in this proxy statement. In summary, the board of directors recommends a vote for the election of the nominated slate of directors. In the event that any other matters are properly presented for action at the Meeting, the persons named in the enclosed proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with the recommendations of our Board of Directors. Any proxy given pursuant to this solicitation may be revoked by the record stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by duly executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

      The solicitation of proxies will be made primarily by mail but, in addition, may be made by directors, officers and employees of the Company personally or by telephone or telegraph, without extra compensation therefor. Brokers, nominees and fiduciaries will be reimbursed for their out-of-pocket and clerical expenses in transmitting proxies and any related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

      The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004, which contains audited financial statements, is being mailed with this proxy statement to all stockholders of record as of the close of business on August 25, 2005. Additional copies of the Annual Report will be provided, free of charge, upon written request to the Company, at 1850 West McNab Road, Fort Lauderdale, Florida 33309, Attn.: Secretary.

Record Date; Voting

      The Company's Board of Directors has fixed the close of business on August 25, 2005, as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the Record Date, 4,389,805 shares of Common Stock were issued and outstanding, each share of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company's stockholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Meeting.

                                 STOCK OWNERSHIP


Stock Ownership by Certain Beneficial Owners

      The following table sets forth, as of the Record Date, certain information as to the stockholders (other than directors and executive officers of the Company) known by the Company to own beneficially more than 5% of the Common Stock (based solely upon filings by said holders with the Securities and Exchange Commission (the "Commission") on Schedule 13D, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

                                         Number of Shares
Name and Address                           Beneficially           Percent
of Beneficial Owner                           Owned(1)           of Class
-------------------                           --------           --------

Merlin Partners, L.P., et al.                314,721               7.2
2000 Auburn Drive, Suite 420
Cleveland, OH  44122

Yorktown Avenue Capital, et al.              348,700               7.9
124 E. 4th Street
Tulsa, OK 74103

David  M. Knott, et al.                      387,900               8.8
485 Underhill Blvd., Suite 205
Syosset, NY 11791

Richard L. Scott                             438,500              10.0
Boult Cummings Conners & Berry,PLC
414 Union Street, Suite 1600
Nashville, TN 37219

(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 Under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power.

Stock Ownership by Management and Directors

      The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of Common Stock by each of the seven nominees for election as a director of the Company (five of whom are currently directors of the Company), each other director, the executive officers, and all current directors and executive officers of the Company as a group (based solely upon information furnished by such persons):

                                                     Number of Shares
Name of                                                Beneficially     Percent
Beneficial Owner(1)                                      Owned(2)       of Class
-------------------                                      --------       --------

Curtis Carlson.....................................       25,310            (4)
William M. Gross...................................         0               (4)
Frank F. Ferola....................................      860,333(3)      19.60%
John DePinto.......................................      133,514          3.0%
Leonard Genovese...................................       35,310            (4)
Tyler Kiester .....................................         0               (4)
Shouky Shaheen.....................................      337,430          7.69%
David Spiegel......................................        700              (4)
Richard Barone.....................................      314,721          7.16%
Elliot Ross........................................         0               (4)
David Pawl.........................................         0               (4)
                                                       ---------         -----
All executive officers and directors
as a group.........................................    1,707,318         38.89%

(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power. Unless otherwise indicated, the address of each person listed is c/o The Stephan Co., 1850 W. McNab Rd., Ft. Lauderdale, FL 33309.
(2) Includes the following shares that may be acquired upon the exercise of options held by the specified person within 60 days of the Record Date:
      Mr. John DePinto - 20,248; Mr. Frank Ferola - 200,000; Mr. Curtis Carlson
      - 20,248; Mr. Leonard Genovese - 20,248; Mr. Shouky Shaheen - 5,062; and all executive officers and directors as a group - 265,806.
(3) Includes 14,305 shares owned by Mr. Frank Ferola's personal Charitable foundation, of which Mr. Ferola is a co-trustee.
(4)   Represents less than 1%.


                            GOVERNANCE OF THE COMPANY

      The following does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Board of Directors; Corporate Governance

      Our business and affairs are managed under the direction of our board of directors, except with respect to those matters reserved for our stockholders. Our board of directors establishes our overall corporate policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations, acts as an advisor to our senior management and reviews our long-term strategic plans. Our board's mission is to further the long-term interests of our stockholders. Members of the board of directors are kept informed of our business through discussions with our management, primarily at meetings of the board of directors and its committees, and through reports and analyses presented to them. The board and each of its committees also have the authority to retain, at the Company's expense, outside counsel, consultants or other advisors in the performance of their duties.

      The Chairman of the Board of Directors is Frank F. Ferola. Mr. Ferola organizes the work of the board and ensures that the board has access to sufficient information to enable them to carry out their functions, including monitoring the company's performance and the performance of its management.

      The Board of Directors met nine (9) times during fiscal year 2004. During fiscal year 2004, no director attended fewer than 75% of the total number of meetings of the Board and of the committee(s) of the Board on which he served.

Code of Ethics

      The Company has adopted a Code of Ethics that applies to all officers, employees and directors. This Code requires continued observance of high ethical standards such as honesty, integrity and compliance with the law in the conduct of the business. The Code is posted on the Company website, (www.thestephanco.com).

Communications with the Directors

      Stockholders may communicate directly with our board of directors as a whole or individually by to The Stephan Co., 1850 W. McNab Rd., Ft. Lauderdale, FL 33309, Attention: Secretary. Our corporate secretary reviews all correspondence to our directors and forwards to the board a summary and/or copies of any such correspondence that, in the opinion of the secretary, deals with the functions of the board or committees thereof or that the he otherwise determines requires their attention.

                        PROPOSAL I: ELECTION OF DIRECTORS

      Directors are elected on a staggered basis, with each class generally standing for election for a three-year term. As a result of the Company's failure to hold an annual meeting of stockholders since September 2000, Class I, Class II and Class III directors are being elected at the Meeting. The Class I directors elected at the Meeting will have terms that expire in 2006, Class II directors elected at the Meeting will have terms that expire in 2007 and the Class III directors elected at the Meeting will have terms that expire in 2008. The Company's By-Laws provide that the number of directors shall be set from time to time by resolution of the Board of Directors and must be a minimum of one. The Board of Directors has set the size of the Board at seven members.

      Each of the nominees listed below has consented to being named in this proxy statement and to serving as a director if elected. In the event that any nominee becomes unable to or will not serve, it is intended that proxies will be voted for substitute Class I, Class II and/or Class III nominee(s), as applicable, designated by the current Board of Directors. The Company has no reason to believe that any of the named nominees will be unable or unwilling to stand for election. Messrs. Frank Ferola, Curtis Carlson and Shouky Shaheen were elected at the Company's 2000 annual meeting. Messrs. William Gross and Richard Barone were appointed by the Board as vacancies occurred. Messrs. Elliot Ross and David Pawl were nominated by the Nominating Committee pursuant to recommendations received from a shareholder of the Company.

      At the Meeting, shares of Common Stock represented by proxies will, unless otherwise specified thereon, be voted FOR the election of each of the Class I, Class II and Class III nominees listed herein. Proxies may not be voted for a greater number of persons than the one Class I, four Class II and two Class III nominees named herein. Directors will be elected by a plurality of the votes cast, in person or by proxy, by the holders of shares of Common Stock at the Meeting (assuming a quorum exists).

      Set forth below is certain information with respect to the Class I, Class II and Class III nominees for election as directors of the Company at the Meeting (based solely on information furnished by such persons):

                        Year first
                Age     elected as a           Principal Occupation(s)
               (as of   Company                During Past Five Years;
              4/1/05)   Director                 Other Directorships
              -------   --------                 -------------------
Class I
nominee
-------

William M.       81        (1)      Certified Public Accountant and Attorney.
Gross                               For more than the previous five years, he
                                    has served as Authorized House Counsel for
                                    the Company on a part time basis.
Class II
nominees
--------

Shouky A.        74       1998      For more than the previous five years,
Shaheen(2)                          President of Shaheen and Co. Mr. Shaheen
                                    Shaheen is also the former Owner of Morris
                                    Flamingo, L.P., which was acquired by the Company in March 1998.

Curtis           51       1996      For more than the previous five years,
Carlson(3)                          partner in various law firms. Currently a
                                    partner in the Miami-based law firm of
                                    Carlson & Lewittes, PA.

David Pawl       56        (1)      Currently retired. From 1997 to 2002
                                    President GE Quartz, Inc., a subsidiary of
                                    General Electric Company.

Elliot Ross      59        (1)      Since 2000 co-founder of the MFL Group, a
                                    corporate consulting firm. Prior to
                                    2000,President and a Director of State
                                    Industrial Products.
Class III
nominees
--------

Richard          63        (1)      Chairman, CEO and Portfolio Manager for
Barone                              Ancora Advisors, an investment advisor based
                                    in Cleveland, OH.  Additionally, Chairman of
                                    Ancora Capital and Ancora Securities, a
                                    holding company and broker/dealer based in Cleveland. Prior to founding Ancora
                                    Advisors, from 2001-2003 portfolio manager for Fifth Third Bank Invest Advisors. Prior to that, President and CEO for Maxus
                                    Investment Group.

Frank F.         61       1981      For more than the previous five years,
Ferola                              Chairman of the Board, President and Chief
                                    Executive Officer of the Company.

(1)   Not previously elected; appointed to fill vacancy.
(2)   Member of the Compensation Committee.
(3)   Member of the Nominating Committee.

      The Board of Directors unanimously recommends a vote "FOR" the election of the seven Class I, Class II and Class III nominees named above as directors of the Company. Nomination of Directors

      The Company's Nominating Committee Charter governs the Nominating Committee. The Charter is on the Company's website (www.thestephanco.com). The Charter sets forth the policies regarding the minimum standards and the processes used to identify board candidates. During 2004, the members of the Nominating Committee were Shouky Shaeen, Curtis Carlson and John DePinto. Mr. Carlson is not "independent" under the listing standards of the American Stock Exchange. The Committee is responsible for: (1) establishing procedures for the selection of members of the Board of Directors, (2) evaluating current Board members and nominees and (3) recommending new nominees.

      In evaluating candidates for nomination to the Board of Directors, the Nominating Committee takes into account the applicable requirements under the AMEX rules. The Nominating Committee may also consider such other factors and criteria as they deem appropriate, including a candidate's judgment, skill, integrity, diversity, and business or other experience. The Nominating Committee may (but is not required to) consider candidates suggested by management or other members of the Board of Directors.

      Generally, the Nominating Committee considers candidates who have experience as a board member or senior officer of a company or who are recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The Nominating Committee will also evaluate whether the candidates' skills and experience complement the existing Board of Directors' skills and experience and/or meet a need for operational, management, financial, international, technological or other expertise. Stockholders may nominate directors, provided such nominations comply with timing and information requirements set forth in our bylaws.

Committees of the Board

      The Board has established three standing committees: (1) an Audit Committee (2) a Compensation Committee and (3) a Nominating Committee. The next table shows current members, chairman and functions of each committee:

--------------------------------------------------------------------------------
           Committee                              Functions
--------------------------------------------------------------------------------

Audit                           o    Selects independent certified public
                                     accountants
Members:                        o    Reviews reports of independent C.P.A. firm
William Gross*                  o    Reviews & approves scope and cost of all
Leonard Genovese                     independent C.P.A. services, including
John DePinto                         non-audit services
                                o    Monitors the effectiveness of the audit
                                     process
                                o    Reviews adequacy of financial and
                                     operating controls
                                o    Monitors corporate compliance program
--------------------------------------------------------------------------------

Compensation                    o    Reviews and approves salaries and other
                                     compensation matters for executive officers
Members:                        o    Administers stock compensation programs,
Shouky Shaheen*                      including option grants
Leonard Genovese
John DePinto
--------------------------------------------------------------------------------

Nominating                      o    Establishes procedures for selection of
                                     members of the Board of Directors
Members:                        o    Evaluates current Board members and
Shouky Shaheen                       nominees
Curtis Carlson*                 o    Recommends new nominees
John DePinto

*Chairman
--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

      The Audit Committee, which held 4 meetings during 2004, reviews the internal and external audit functions of the Company and makes recommendations to the Board of Directors with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company, and for selecting the Company's independent auditing firm. The Audit Committee is governed by the Company's Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix "A". The Board of Directors of the Company has determined that the current composition of the Audit Committee satisfies the American Stock Exchange's requirements regarding the independence, financial literacy and experience. The Chairman and financial expert of the Audit Committee is William Gross; Mr. Gross is not an independent director. The other members of the Audit Committee are Leonard Genovese and John DePinto.

      Management is responsible for the Company's internal controls and the financial reporting process. Deloitte & Touche, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.

      The Audit Committee reviewed and discussed the audited financial statement with both Company management and Deloitte & Touche. Specifically, the Audit Committee has discussed with Deloitte & Touche matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380)

      The Audit Committee received from Deloitte & Touche the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche the issue of its independence from the Company. A representative of Deloitte & Touche will be present at the Meeting. The representative will have the opportunity to make a statement and answer questions if he/she desires to do so.

      Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Deloitte & Touche noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

                              AUDIT COMMITTEE:

                                   William M. Gross, Chairman
                                   Leonard Genovese
                                   John DePinto

                COMPENSATION OF EXECUTIVE OFFFICERS AND DIRECTORS

Executive Officers

      The four executive officers of the Company consist of Frank F. Ferola, President, Chairman of the Board and Chief Executive Officer; David A. Spiegel, Chief Financial Officer, Vice President and Treasurer; Tyler Kiester, Assistant Secretary; and Curtis Carlson, Vice President and Secretary.

      The following sets forth certain information with respect to the executive officers of the Company who are not also directors (based solely on information furnished by such persons):

      Mr. David A. Spiegel, 57, was appointed as Chief Financial Officer in January 1994. For more than the five years prior to 1994, Mr. Spiegel was the independent public accountant for the Company.

      Mr. Tyler Kiester, 37, was appointed Assistant Secretary in January 2003. For more than the previous five years, Mr. Kiester has been employed by the Company in various capacities.

      The following table sets forth information for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 as to the compensation earned by the Company's Chief Executive Officer and the other most highly compensated executive officers and/or other employees of the Company whose total annual salary and bonus exceeded $100,000 for services rendered by them in all capacities to the Company and its subsidiaries during fiscal year 2004.

                           Summary Compensation Table

                                                                                      Long-Term
                                         Annual Compensation                        Compensation
                                ----------------------------------------      -------------------------

Name and                                                       Other          Securities
Principal                                                      Annual         Underlying    All Other
Position(s)             Year    Salary          Bonus       Compensation        Options    Compensation
-----------             ----    ------          -----       ------------        -------    ------------

Frank F. Ferola         2004    $828,139      $ 0               $ 0           $50,000(1)       $ 0
Pres., CEO &            2003    $752,853      $630,000(2)       $ 0           $50,000(1)       $ 60,808
Board Chair             2002    $677,567      $ 0               $ 0           $50,000(1)       $ 0

David Spiegel,          2004    $188,781      $ 0               $ 0               $ 0          $ 0
CFO                     2003    $165,816      $ 0               $ 0               $ 0          $ 0
                        2002    $166,251      $ 0               $ 0               $ 0          $ 0

Jeff Lovelace,          2004    $104,500      $ 0               $ 0               $ 0          $ 0
Director of             2003    $83,326       $ 0               $ 0               $ 0          $ 0
Sales                   2002    $76,733       $ 0               $ 0               $ 0          $ 0

(1)   Reflects stock options granted pursuant to employment agreements.
(2)   Bonus earned in 2003 and paid in 2004.

Stock Option Grants in Fiscal Year 2004

      The following table sets forth certain information concerning stock options granted to those individuals named in the Summary Compensation Table who were granted stock options in fiscal year 2004:

                 Number of       % of Total
                 Securities      Options        Exercise                 Potential Realizable
                 Underlying     Granted to      Price                  Value At Assumed Annual
                 Options        Employees       Per         Exp.         Rates of Stock Price
Name             Granted        in Year         Share       Date           Appreciation(2)
----             -------        -------         -----       ----           ---------------
                                                                           5%            10%
                                                                          ---            ---
Frank F.Ferola   50,000(1)      100%             $4.26      1/1/2010    $271,848       $343,039

(1)   Reflects Stock Options granted pursuant to employment agreements.
(2) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rates shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect any estimate or prediction by the Company of future Common Stock trading prices.

Option Exercises and Year-End Option Values

      The following table sets forth information with respect to the number of shares acquired upon exercise of stock options and the value realized upon exercise of such stock options by the individuals named in the Summary Compensation Table during 2004. The table also contains information regarding the number of shares covered by both exercisable and unexercisable stock options held by the same individuals as of December 31, 2004. Also reported are the values for "in-the-money" stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2004 ($4.25 per share).

                                                              Number of
                                                        Securities Underlying                    Value of
                                                         Unexercised Options                Unexercised In-the-
                            Shares                             Held at                       Money Options at
                           Acquired                       December 31,2004                   December 31, 2004
                              On       $ Value            ----------------                   -----------------
          Name             Exercise    Realized    Exercisable      Unexercisable     Exercisable      Unexercisable
          ----             --------    --------    -----------      -------------     -----------      -------------
Frank F. Ferola           78,398      388,070        200,000           50,000
David Spiegel              2,233       10,944

Compensation of Directors

      All directors of the Company are compensated for their services by payment of $300 for each Board meeting attended.

      During fiscal year 2004, options to purchase an aggregate of 20,248 shares of Common Stock, at an exercise price of $4.82 per share, were granted by the Company to the four directors of the Company who were not employees or regularly retained consultants of the Company (each, an "Outside Director") pursuant to the Company's 1990 Outside Directors' Stock Option Plan.

      Under the Plan, each Outside Director is automatically granted, upon such person's election or re-election to serve as a director of the Company, an option exercisable over five years, to purchase shares of Common Stock. Upon initial election to the Board of Directors, an Outside Director is granted an option to purchase 5,062 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. An option to purchase an additional 5,062 shares of Common Stock (at an exercise price equal to the fair market value of the Common Stock on the date of such grant) is granted to each incumbent Outside Director during each fiscal year of the Company thereafter on the earlier of (i) June 30 or (ii) the date on which the stockholders of the Company elect directors at an annual meeting of such stockholders or any adjournment thereof. The aggregate number of shares of Common Stock reserved for grant under the Outside Directors' Stock Option Plan is 202,500, of which options covering 80,992 shares are outstanding.

Employment and Termination Arrangements

Frank F. Ferola

      On January 1, 1997, the Company entered into an employment agreement with Mr. Frank F. Ferola. The agreement provides for a three year term, which may be renewed for successive terms of three years if, at least thirty days prior to the end of each term, Mr. Ferola gives notice of his election to renew. Mr. Ferola renewed the agreement at the end of 1999, 2002, and, most recently on March 7, 2005, terminating December 31, 2008.

      Under the agreement, Mr. Ferola receives an annual base salary which is increased annually by an amount equal to 10% of the previous years' base salary. For the year ending December 31, 2004, Mr. Ferola's annual base salary was $828,139. (However, by letter dated July 6, 2005, to the Company, Mr. Ferola unilaterally reduced his salary to $540,000 per annum. See discussion under Certain Relationships and Related Transactions.)

      In addition, Mr. Ferola is entitled to receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share, calculated by comparison to a base year (currently, 2002) and pursuant to a formula set forth in his employment agreement. For the year ending December 31, 2004, Mr. Ferola was paid a bonus in the amount of $630,000.

      Further, Mr. Ferola's employment agreement provides that he will receive stock options with five year terms, under the 1990 Key Employee Stock Incentive Plan or under a substitute plan, on each anniversary date of the agreement of not less than 50,000 shares based on the closing price of the stock on the last business day before the anniversary date.

      Moreover, in the event of a "change in control" (as defined in the employment agreement) of the Company, Mr. Ferola is entitled to receive an amount equal to his base salary for the remaining term of his employment agreement plus an additional 24 months' salary, plus a lump-sum payment in an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including any fraction thereof) remaining in the term of his agreement, plus two.

David Spiegel

      Likewise, Mr. Spiegel has an arrangement with the Company where the Company pays him a severance payment upon a "change in control" (as defined in a letter agreement dated April 29, 2004, by and between Mr. Spiegel and the Company) in an amount equal to his then-current monthly base salary, multiplied by twelve, plus a lump-sum payment equal to his most recent annual bonus.

Tyler Kiester

      Finally, Mr. Kiester has an arrangement whereby the Company pays him a severance payment upon a "change in control" (as defined in a letter agreement dated May 19, 2003, by and between Mr. Kiester and the Company) in an amount equal to his then-current monthly base salary multiplied by twelve.

Indemnification of Officers and Directors

      Our articles of incorporation and bylaws, each as amended, designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and also contain indemnification provisions that permit us to indemnify our officers and directors to the maximum extent provided by Florida law.

Directors and Officers Liability Insurance

      We have obtained directors' and officers' liability insurance with an aggregate liability for the policy year, inclusive of costs of defense, in the amount of $3.0 million. This policy expires August 26, 2006.

Equity Compensation Plans

      As of December 31, 2004, an aggregate of 462,700 options had been granted to executive officers under the 1990 Key Employee Stock Incentive Plan and an aggregate of 496,330 options had been granted to all employees under the Plan. Included in the above totals are options that have been granted and subsequently cancelled and/or expired.

Non-employee directors of the Company are not granted options under the 1990 Key Employee Stock Incentive Plan, but are granted options under the 1990 Outside Directors' Stock Option Plan, discussed above under "Compensation of Directors."

Compensation Committee Interlocks and Insider Participation

      Shouky Shaheen, John DePinto, and Leonard Genovese served on the Compensation Committee in 2004. In fiscal year 2004 the Company paid $273,000 in rent to Shaheen & Co., Inc., a corporation in which Shouky A. Shaheen is a majority owner, for a building the Company leases in Danville, Illinois. On May 4, 2005, the Company entered into a Second Amendment of Lease Agreement for the Danville, IL facility which, among other things, increases the annual rental to $302,780.

Report of the Compensation Committee on Executive Compensation

      The following Report on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report or the performance graph by reference therein.

      The Compensation Committee is composed entirely of independent directors. The Compensation Committee reviews the base salaries of our employees (as well as our executive officers) on an annual basis, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. The Compensation Committee has primary responsibility for the administration of the Company's 1990 Key Employee Stock Incentive Plan (the "Incentive Plan"), including principal responsibility for the granting of options thereunder. The Compensation Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the executive compensation plan developed to execute the Company's compensation strategy.

Compensation Strategy

      The Company's executive compensation program has been designed to (i) align executive compensation with stockholder interests, (ii) attract, retain and motivate a highly competent executive team, (iii) link compensation to individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term performance and results. The Company's executive compensation package consists of the payment of base salary, potential annual bonus and stock options awarded through participation in the Incentive Plan. The Compensation Committee reviews annually the compensation to be paid to the Company's executive officers. In making such review, the Compensation Committee evaluates information supplied by management. The Compensation Committee also participates in the negotiation of employment contracts, including provisions for salary and bonuses, with the Company's executive officers. Currently, pursuant to the Company's employment agreements with certain of its executive officers, each such executive officer receives a fixed annual base salary and certain of such executive officers are entitled to receive a bonus amount determined by a formula based on certain increases in the Company's earnings per share for each fiscal year during the term of the agreement.

Base Salary

      Base salary for executive officers is determined by the terms of written employment agreements between the Company and such officers. The Compensation Committee's policy is to negotiate salaries in relation to industry norms, the principal job duties and responsibilities undertaken by such executives, individual performance and other relevant criteria. A base salary comparison for the Company's Chief Executive Officer was made to a group of public companies that the Compensation Committee believes provides a meaningful comparison to the Company. Several of these companies are included in the custom composite of companies in the Standard & Poor's Midcap Consumer Products Index. The base salary paid to the Company's Chief Executive Officer for fiscal year 2004 was in the middle of the range of base salary paid by such companies.

Annual Bonus

      Annual bonuses for the Chief Executive Officer and other executive officers may be determined by specific bonus formulae set forth in written employment agreements between the Company and such officers. Currently, only the Chief Executive Officer is eligible to receive such a bonus (see EXECUTIVE COMPENSATION section of this Proxy Statement). Other executives are paid bonuses at the discretion of the Compensation Committee.

Stock Options

      Long-term incentive compensation of executives is granted through participation in the Incentive Plan. The Incentive Plan permits the Company to grant stock options to executive officers at a price not less than 100% of the fair market value of the Common Stock on the date of the grant. In addition to any obligations pursuant to executive officers' employment agreements, stock options may be granted, in the Compensation Committee's discretion, to executive officers based upon its appraisal of the ability of such executive officers to influence the long-term growth and profitability of the Company. The Compensation Committee believes that providing a portion of the executive's annual incentive compensation in the form of stock options encourages the officers to share with the Company's stockholders the goals of increasing the value of the Company's stock and contributing to the success of the Company.

Compensation Committee's Actions for Fiscal Year 2004

      After various informal meetings during 2004, the Compensation Committee did not award any discretionary stock options to any key employees and did not grant any discretionary salary increases or award any bonuses. Options and bonus were granted only pursuant to Mr. Ferola's employment agreement.

The Chief Executive Officer Compensation

      As set forth in more detail herein, the Compensation Committee approved an employment agreement on January 1, 1997 for Mr. Frank F. Ferola that was renewed for successive terms until December 31, 2008. Based on the earnings formula described therein, Mr. Ferola received annual bonus(es) and stock options as shown in the EXECUTIVE COMPENSATION section of this Proxy Statement.

Section 162(m) Compliance

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to a public company for compensation over $1 million annually paid to its chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee's current policy is to structure the performance-based portion of the compensation of the Company's executive officers (currently consisting of stock option grants and cash bonuses) in a manner that complies with Section 162(m) of the Code whenever practicable and appropriate in the judgment of the Compensation Committee.

                                          COMPENSATON COMMITTEE:

                                          Shouky Shaheen, Chairman
                                          John DePinto
                                          Leonard Genovese

Certain Relationships and Related Transactions

      In fiscal year 2004, the Company paid $152,431 to Payton & Carlson, P.A. and to Carlson & Associates, P.A., law firms of which Curtis Carlson is a partner, for legal services rendered by such firms to the Company. Further, commencing April 8, 2005, the Company began to pay Mr. Carlson $2,000.00 per month for his services as Vice-President and Secretary.

      In fiscal year 2004, the Company paid $273,000 in rent to Shaheen & Co., Inc., a corporation in which Shouky A. Shaheen is a majority owner, for a building the Company leases in Danville, Illinois. On May 4, 2005, the Company entered into a Second Amendment of Lease Agreement for the Danville, IL facility which, among other things, increases the annual rental to $302,780.

      By way of letter dated July 6, 2005, Frank F. Ferola, President, CEO and Chairman of the Board, unilaterally reduced, on a temporary basis, his salary from $910,953 per annum to $540,000 per annum. In the event of a "change of control" in the Company (as defined in the July 6, 2005 letter) Mr. Ferola's salary, as set forth in his employment contract, shall automatically resume.

Principal Accountant Fees and Services

      The following table sets forth the fees billed to us by Deloitte & Touche, our independent registered accounting firm, as of and for the years ended December 31, 2004 and 2003.

                                                           For the Years Ended
                                                              December 31,
                                                            2004         2003
                                                            ----         ----
Audit fees(1).......................................     $ 190,400      $164,100
Audit - related fees................................     $ -            $ -
Tax fees(2).........................................     $ 1,062        $ 876
All other fees......................................     $ -            $ -
                                                         $191,462       $164,967
                                                         ========       ========

(1) Audit fees billed by Deloitte & Touche, LLP in 2004 related to the audit of our annual consolidated financial statements; the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2004. Audit fees billed by Deloitte & Touche, LLP in 2003 related to the audit of our annual consolidated financial statements and the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2003.
(2) Tax fees billed by Deloitte & Touche, LLP related to tax advice in connection with real estate and personal property tax statements.

Pre-Approval Policy for Services of Independent Auditor

      The Sarbanes-Oxley Act of 2002 and the Audit Committee's charter require that all services provided to us by Deloitte & Touche, our independent auditors, be subject to pre-approval by the audit committee. The audit committee has established policies and procedures contemplated by these rules. In accordance with its charter (see Appendix "A"), the Audit Committee has established pre-approval policies with respect to audit and permitted non-audit services to be provided by our independent registered public accounting firm. The following sets forth the primary principles of the Audit Committee's pre-approval policies:

      o The independent registered public accounting firm is not permitted to perform consulting, legal, book-keeping, valuation, internal audit, management functions, or other prohibited services, under any circumstances;

      o The engagement of our independent registered public accounting firm, including related fees, with respect to the annual audits and quarterly reviews of our consolidated financial statements is specifically approved by the Audit Committee on an annual basis;

      o The Audit Committee reviews and pre-approves a detailed list of other audit and audit-related services annually or more frequently, if required. Such services generally include services performed under the audit and attestation standards established by regulatory authorities or standard setting bodies and include services related to SEC filings, employee benefit plan audits and subsidiary audits;

      o The Audit Committee reviews and pre-approves a detailed list of permitted non-audit services annually or more frequently, if required; and

      o The Audit Committee pre-approves each proposed engagement to provide services not previously included in the approved list of audit and non-audit services and for fees in excess of amounts previously pre-approved.

      The audit Committee has delegated to the Chairman of the Audit Committee the authority to approve permitted services by the independent registered public accounting firm so long as he reports decisions to the Audit Committee at its next meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish copies of all such reports to the Company. The Company believes, based on the Company's stock transfer records and written representations from certain reporting persons, that, except as set forth below, all reports required under section 16(a) were timely filed during 2004.

Name                            # of Late Reports       # of Late Transactions
----                            -----------------       ----------------------

John DePinto                            1                         2
Shouky Shaheen                          1                         2
Curtis Carlson                          1                         2
Frank F. Ferola                         1                         2
Leonard Genovese                        1                         2
Thomas D'Ambrosio                       1                         1


                                  OTHER MATTERS

     At the date of this proxy statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the Meeting, other than as described above. If any other matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote all proxies on such matter(s) in their discretion as they may deem appropriate, unless they are directed in a proxy to do otherwise.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     If the Company does not receive notice by August , 2005 of any other proposed matter to be submitted for stockholder vote at the Meeting, any proxies received in respect of the Meeting will be voted in the discretion of the Company's management on any other matters which may properly come before the Meeting.

      Any proposal which is intended to be presented by any stockholder for action at next year's annual meeting must be received in writing by the Secretary of the Company at 1850 West McNab Road, Fort Lauderdale, Florida 33309, no later than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting.


                    BY ORDER OF THE BOARD OF DIRECTORS


                        /s/ Curtis Carlson
                        ---------------------

                        Curtis Carlson
                        Secretary


Dated: September 2, 2005

                                 THE STEPHAN CO.
                                1850 W. McNab Rd.
                            Ft. Lauderdale, FL 33064
                                  954-971-0600

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Frank F. Ferola and Tyler Kiester, and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of The Stephan Co. (the "Company") held of record by the undersigned on August 25, 2005, at the Annual Meeting of Stockholders to be held on September 29, 2005, and any adjournments thereof.

This Proxy When Properly Executed Will Be Voted As Directed. If No Direction Is Given With Respect To A Particular Proposal, This Proxy Will Be Voted For Such Proposal.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      The Board of Directors recommends a vote "FOR" Proposal 1.

__X__ Please mark votes as in this example.

Proposal 1.  Election of Directors                    WITHHOLD
                                    FOR               AUTHORITY
                                    ---               ---------

Nominee: William M. Gross           _____             _____

Nominee: Shouky A. Shaheen          _____             _____

Nominee: Curtis Carlson             _____             _____

Nominee: David Pawl                 _____             _____

Nominee: Elliot Ross                _____             _____

Nominee: Richard Barone             _____             _____

Nominee: Frank F. Ferola            _____             _____

      In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

      If you wish to vote in accordance with the Board of Directors' recommendation, just sign below. You need not mark any spaces.

_____________________________________     ____________________________
Signature                                 Date

______________________________________    ____________________________
Signature                                 Date

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.

                                  Appendix "A"


                                 THE STEPHAN CO.
                             AUDIT COMMITTEE CHARTER

                           (Adopted December 28, 2004)
I.    PURPOSE

      The purpose of the Audit Committee (the "Committee") shall be to assist the Board of Directors of The Stephan Co. (the "Company") in its oversight over and serving as an independent, objective check and balance on the Company's financial reporting and internal control. In particular, the purpose of the Committee shall be to assist the Board in its oversight of:

      A. The integrity of the financial statements and information of the Company, including the audited annual and the unaudited quarterly financial statements of the Company;

      B. The independence, qualifications, performance and compensation of the Company's Independent Accountant (defined below);

      C. The performance of the Company's internal audit function and internal auditor and/or outside consultant hired to perform the internal audit function (the "Internal Auditor"); and

      D. The Company's compliance with legal, regulatory and internal Company policies.

II. MEMBERSHIP

      The Committee shall be comprised of at least three directors, one of whom shall be Chairman. Committee members shall be appointed by the Board of Directors and may be removed by the Board at any time in its discretion. The Board shall appoint only members who are qualified under the independence, financial literacy, accounting and other applicable governance rules, regulations or standards adopted by the Securities and Exchange Commission (the "SEC") and the American Stock Exchange (the "AMEX"). At least one member of the Committee shall qualify as a "financial expert" under the SEC rules promulgated under Section 407 of the Sarbanes-Oxley Act of 2002 (the "Act").

III. AUTHORITY

      A. The Committee shall be directly responsible for the appointment, compensation, retention, dismissal and oversight of the work of any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the "Independent Accountant"). The Independent Accountant shall report directly to the Committee.

      B. The Committee shall have the authority to carry out its responsibilities under this charter and to conduct investigations of matters within the scope of its functions.

      C. The Committee shall have the authority to obtain advice and assistance from external legal, accounting or other advisors (the "Advisors") it deems appropriate in its sole discretion.

      D. After consulting with the Board of Directors, the Committee shall have authority to redress identified violations of the Company's internal policies, including the Code of Conduct and other compliance policies.

      E. The Company shall provide appropriate funding for the Committee to carry out its duties for the payment of:

            1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services of the Company; 2. Compensation to any Advisors employed by the audit committee, and; 3. Ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

IV. RESPONSIBILITIES

      In furtherance of its purpose, the Committee shall have the following responsibilities:

      A.    Documents, Reports and Reviews

            1. Review quarterly results which will be included in the earnings press release prior to distribution to the public. This review will be performed by the Chairman or his designee.

            2. Discuss the Company's earnings press releases, as well as financial information and any earnings guidance provided to analysts and rating agencies.

            3. Review the annual audited financial statements and quarterly financial statements with management and the Independent Accountant, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to filing such statements with the SEC.

            4. Prepare the annual Committee Report for inclusion in the Company's proxy statement, in accordance with all applicable rules and regulations.

            5. Review and reassess on an annual basis the adequacy of the Committee charter with respect to applicable AMEX, SEC and other corporate governance standards.

      B.    Independent Accountant

            1. Engage and dismiss the Independent Accountant in its sole discretion.

            2. Establish and maintain pre-approval procedures for all auditing services and non-audit services provided to the Company by the Independent Accountant in accordance with the SEC rules and regulations promulgated under
Section 202 of the Act.

            3. Establish compensation to the Independent Accountant for audit and non-audit services.

            4. Review with management and the Independent Accountant the annual audit scope, significant accounting policies and audit conclusions.

            5. Provide a basis for direct exchanges of views and information between the Committee and the Independent Accountant concerning unresolved differences between management and the Independent Accountant arising from the audit, any failure of internal controls, or any other significant financial or accounting matters.

            6. Review periodic reports from the Independent Accountant provided in accordance with Section 204 of the Act regarding:

                  a. All critical accounting policies and practices;

                  b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accountant; and

                  c. Other material written communications between the Independent Accountant and management, such as any management letter or schedule of unadjusted differences.

            7. Review compliance by the Independent Accountant with independence requirements under applicable AMEX and SEC rules and regulations.

            8. Ensure that the Independent Accountant submits on an annual basis to the Committee a formal written statement delineating all relationships between such Independent Accountant and the Company consistent with Independence Standards Board Standard #1 and actively engage in a dialog with the Independent Accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Accountant and for recommending that the Board of Directors take appropriate action in response to the Independent Accountant's report to satisfy itself of the Independent Accountant's independence.

            9. At least annually, obtain and review a report by the Independent Accountant describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the Independent Accountant's independence) all relationships between the Independent Accountant and the Company.

            10. Review the overall performance of the Independent Accountant.

            11. Review periodically with management policies with respect to hiring former employees of the Independent Accountant.

      C.    Financial Reporting, Auditing and Internal Controls

            1. Review with the Independent Accountant, the Internal Auditor and management, the integrity of the Company's financial reporting processes and disclosure controls.

            2. Review with the Independent Accountant, the Internal Auditor and management, the adequacy and effectiveness of the Company's internal controls to ensure completeness and accuracy of the Company's financial statements and compliance with Section 404 of the Act.

            3. Prior to filing Form 10-K, review with the Independent Accountant and the Internal Auditor the matters required under Statement of Auditing Standards Nos. 61, 89 and 90, as amended, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and any significant unresolved disagreements with management. In addition, review management's response to any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Accountant to the Company.

            4. Ensure the Company maintains an internal audit function.

            5. Discuss with the Independent Accountant and management the Internal Auditor function's, responsibilities, budget and staffing and any recommendations or suggested changes in the planned scope of the internal audit.

            6. Review with the Internal Auditor, on a periodic basis as appropriate, the results of specified projects assigned to the Internal Auditor, and coordinate with management to ensure that any significant findings or control weaknesses are addressed and resolved.

            7. Discuss with management the Company's procedures, and any related policies, with respect to risk assessment and risk management.

      D.    Compliance and Legal

            1. Monitor compliance with the Company's Code of Conduct.

            2. Ensure the Company maintains an appropriate ethics and compliance program as it pertains to the integrity of the Company's financial reporting processes, both internal and external, and to perform an annual review of its effectiveness.

            3. Review and discuss with management, the Chief Legal Officer and the Independent Accountant any significant issues raised by the Chief Legal Officer concerning litigation, contingencies, claims or assessments.

            4. Establish and maintain whistleblower procedures for reporting concerns and violations under Sections 301 and 307 of the Act that address:

                  a. the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

                  b. the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters; and

                  c. the receipt, retention and treatment of complaints received by the Company through the up-the-ladder reporting requirements that require certain attorneys to report evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company or any Company agent.

            5. Provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. Report regularly to the full Board of Directors as to the foregoing when appropriate.

V.    MEETINGS

      The Committee shall hold meetings on a quarterly basis and special meetings may be called by the Chairman as needed. The agenda for each meeting shall be as necessary for the Committee to carry out its duties under this charter.

VI.   LIMITATION ON COMMITTEE'S ROLE

      It is not the duty of the Committee, and the Committee shall not, plan or conduct audits, prepare the Company's financial statements, or determine or certify that the Company's financial statements and disclosures are complete and in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Independent Accountant.


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